Advantage II Variable Annuity

Advantage III Variable Annuity

National Advantage Variable Annuity

Vector Variable Annuity

Vector II Variable Annuity

Variable Annuity

Variable Annuity II

MNL Advisor Variable Annuity

Flexible Premium Deferred Variable Annuity

issued by:  Midland National Life Insurance Company

through the Midland National Life Separate Account C

Supplement dated July 1, 2010

to Prospectuses Dated May 1, 2010

With respect to the address for Midland National Life Insurance Company, Principal Office, this supplement will alter the prospectuses and statements of additional information for the flexible premium deferred variable annuity contracts listed above in the following manner:

The Principal Office address will change to the following effective July 12, 2010.

4350 Westown Parkway

West Des Moines, IA 50266

This contact information replaces all references to the Principal Office address provided in the May 1, 2010 prospectuses and statements of additional information.  The address for the Principal Office provided in the May 1, 2010 prospectuses and statements of additional information no longer applies.

Please retain this supplement for future reference.